EXHIBIT 99.1
------------



                                  $120,555,000

                                  (Approximate)

                                 GSAMP 2003-SEA2

                     GS Mortgage Securities Corp., Depositor

                       Mortgage Pass-Through Certificates



Overview of the Offered Certificates
------------------------------------

               Approximate Principal   Initial Credit      Initial Pass-      Estimated Avg.    Principal Payment     Moody's/S&P
Certificates          Balance            Support(1)       Through Rate(2)     Life (yrs)(3)        Window(3)(4)     Expected Rating
------------------------------------------------------------------------------------------------------------------------------------
A-1                $110,609,000            8.25%               [  ]%              3.68              11/03-2/15          Aaa/AAA
M-1                  $3,918,000            5.00%               [  ]%              6.82              11/06-2/15           A2/A
B-1                  $3,315,000            2.25%               [  ]%              6.82              11/06-2/15         Baa2/BBB
B-2                  $2,713,000            0.00%               [  ]%              6.47              11/06-2/15          Ba2/BB

Total              $120,555,000 (5)
------------------------------------------------------------------------------------------------------------------------------------


(1) Assuming initial overcollateralization of 0.00% building to a target of 1.10% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

(2) See the Definitions section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.

(3) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.

(4) The Stated Final Maturity Date for the Certificates is the Distribution Date in July 2033.

(5) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 10%.


Selected Mortgage Pool Data
---------------------------
--------------------------------------------------------------------------------
                                                                  Total
--------------------------------------------------------------------------------
Scheduled Principal Balance:                                  $120,555,754

Number of Mortgage Loans:                                            1,039

Average Scheduled Principal Balance:                              $116,031

Weighted Average Gross Current Rate:                                6.239%

Weighted Average Net Rate(7):                                       5.879%

Weighted Average FICO Score(8):                                        645

Weighted Average Current Amortized LTV Ratio(9):                    89.39%

Weighted Average Stated Remaining Term (months):                       331

Weighted Average Seasoning (months):                                    14
--------------------------------------------------------------------------------

(6) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted.

(7)   Net Rate represents Gross Current Rate less Servicing and Trustee fees.

(8)   89% of the loans have FICO scores updated as of June 2003.

(9) Current Amortized LTV is defined as the current scheduled balance divided by property value.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

|_| The mortgage loans in the transaction consist of Alt-A, fixed rate, first lien residential mortgage loans (the "Mortgage Loans") acquired from Bank of America, N.A. ("B of A") (approximately 88.23% of the Mortgage Loans by Cut-off Date scheduled principal balance) and Wells Fargo Home Mortgage, Inc. ("Wells") (approximately 11.77% of the Mortgage Loans by Cut-off Date scheduled principal balance).

|_| As of October 1, 2003, approximately 96.49% of the Mortgage Loans by Cut-off Date scheduled principal balance are current and approximately 3.51% of the Mortgage Loans by Cut-off Date scheduled principal balance are 30-59 days delinquent.

|_|   The Mortgage Loans will be serviced by B of A and Wells.

|_| Credit support for the Certificates will be provided through excess spread, overcollateralization, subordination and a Financial
      Guarantee Provider insurance policy covering the Class A-1 Certificates.

|_| The transaction will be modeled on Intex as "GSA03SE2" and on Bloomberg as "GSAMP 2003-SEA2".

|_| The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.



Time Table
----------

Expected Closing Date:       October 30, 2003

Cut-off Date:                October 1, 2003

Expected Pricing Date:       On or before October 23, 2003

First Distribution  Date:    November 25, 2003


Key Terms
---------

Offered Certificates:        Class A-1, Class M-1, Class B-1 and Class B-2
                             Certificates

Class B Certificates:        Class B-1 and Class B-2 Certificates


Manager:                     Goldman, Sachs & Co.

Depositor:                   GS Mortgage Securities Corp.

Servicers:                   Bank of America, N.A. and Wells Fargo Home
                             Mortgage, Inc.

Trustee:                     JPMorgan Chase Bank

Financial Guarantee
Provider:                    A financial guarantee insurance policy will be
                             issued with respect to the Class A-1 Certificates by AMBAC Assurance Corp. ("AMBAC"). The Financial
                             Guarantee Provider will unconditionally and irrevocably guarantee timely payments of interest and the full payment of principal on the final maturity date of the Class A-1 Certificates.

Servicing Fee Rate:          35 bps per annum

Trustee Fee Rate:            1 bp per annum

Financial Guarantee
Provider Insurance
Premium Rate:                15 bps per annum

Distribution Date:           25th day of the month or the following Business Day

Record Date:                 For any Distribution Date, the last Business Day of
                             the accrual period

Delay Days:                  24 days delay on all certificates

Day Count:                   30/360 basis

Interest Accrual:            The calendar month preceding the month in which
                             such Distribution Date occurs

Pricing Prepayment
Assumption:                  30% CPR for loans with gross WAC greater than or
                             equal to 6.00%
                             10% CPR for loans with gross WAC less than 6.00%



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread:               The initial weighted average net coupon of the
                             mortgage pool will be greater than the interest rate on the Offered Certificates, resulting in excess cash flow calculated in the following manner:

                             Initial Gross WAC:                         6.239%

                                   Less Fees & Expenses (1):            0.498%

                             Net WAC:                                   5.741%

                                   Less Initial Weighted Average
                                   Certificate Coupon:                  4.544%

                             Initial Excess Spread:                     1.198%

                                   (1)  Includes the Servicing Fee, Trustee Fee
                                        and Financial Guarantee Provider
                                        insurance premium.

Advancing:                   Each Servicer will advance principal and interest
                             in respect of all loans it services.

Compensating Interest:       B of A will provide Compensating Interest with
                             respect to the Mortgage Loans it services in an amount equal to the lesser of (A) the aggregate of the Prepayment Interest Shortfalls on the Mortgage
                             Loans for the related Distribution Date resulting from principal prepayments on the applicable
                             Mortgage Loans during the related prepayment period and (B) the applicable aggregate Servicing Fee received for the related Distribution Date.

                             Wells will provide Compensating Interest with respect to the Mortgage Loans serviced by it in an amount equal to the aggregate of the Prepayment Interest Shortfalls on the Mortgage Loans for the related Distribution Date resulting from principal prepayments on the applicable Mortgage Loans during the related prepayment period.

Optional Clean-up
Call: The transaction has a 10% optional clean-up call to be held, in order of priority and subject to certain requirements in the pooling and servicing agreement, by (i) the majority holder of the excess cash flow certificates, (ii) any holder of the excess cash flow certificates, and (iii) the Financial Guarantee Provider.

Rating Agencies:             Moody's Investors Service, Inc. and Standard &
                             Poor's Ratings Group

Minimum Denomination:        Class A-1 Certificates - $25,000
                             Class M-1 Certificates and Class B Certificates -
                             $250,000

Legal Investment:            The Offered Certificates are SMMEA eligible at
                             settlement

ERISA Eligible:              Underwriter's exemption is expected to apply to the
                             Class A-1, Class M-1 and Class B- 1 Certificates only. However, prospective purchasers should consult their own counsel.

Tax Treatment:               All Offered Certificates represent REMIC regular
                             interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.

Prospectus:                  The Offered Certificates will be offered pursuant
                             to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                             Certificates and the underlying Mortgage Loans will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                             PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Certificates
-----------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Offered Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates as described herein. After such date, as long as no Trigger Event has occurred, the Offered Certificates will be paid principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all Offered Certificates, at the applicable pass-through rates that will step up after the optional clean-up call date, subject to the WAC Cap. The interest paid to each class of Offered Certificates will be reduced by prepayment interest shortfalls not covered by Compensating Interest and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap) as described below and will be payable after payment of all required principal payments on such future Distribution Date.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cashflow from the Mortgage Loans, (2) overcollateralization, (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates and (4) a financial guarantee insurance policy provided by the Financial Guarantee Provider for the benefit of the Class A-1 Certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount on such Distribution Date) by (y) the scheduled principal balance of the Mortgage Loans as of the first day of the month in which such Distribution Date occurs.

Step-Down Date. The earlier of (A) the date on which the aggregate Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero and (B) the later to occur of:

(x)   the Distribution Date occurring in November 2006; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A-1 Certificates is greater than or equal to 18.70%.

--------------------------------------------------------------------------------
Class                   Initial Subordination            Step-Down Date
                             Percentage*                   Percentage**
--------------------------------------------------------------------------------
A-1                             8.25%                       18.70%
M-1                             5.00%                       12.20%
B-1                             2.25%                        6.70%
B-2                             0.00%                        2.20%
--------------------------------------------------------------------------------
*     % of original collateral balance (assuming building to OC target of 1.10%)

**    % of collateral balance as of each Distribution Date



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 75.0% of the prior period's senior enhancement percentage to be specified in the Prospectus (The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the percentages set forth below:

--------------------------------------------------------------------------------
    Distribution Dates                 Cumulative Realized Loss Percentage
--------------------------------------------------------------------------------
November 2006 - October 2007    1.00% for the first month, plus an additional
                                1/12th  of 1.00% for each month thereafter,
--------------------------------------------------------------------------------
November 2007 - October 2008    2.00% for the first month, plus an additional
                                1/12th of 0.50% for each month thereafter,
--------------------------------------------------------------------------------
November 2008 - October 2009    2.50% for the first month, plus an additional
                                1/12th of 0.25% for each month thereafter,
--------------------------------------------------------------------------------
November 2009 - October 2010    2.75% for the first month, plus an additional
                                1/12th of 0.25% for each month thereafter,
--------------------------------------------------------------------------------
November 2010 and after         3.00%
--------------------------------------------------------------------------------

Step-Up Pass-Through Rates. For all Offered Certificates the pass-through rate will increase after the Optional Clean-up Call is first exercisable, if the call is not exercised. The pass-through rate for the Class A-1 Certificates will increase by 0.50% and the pass-through rates for the Class M-1 and Class B Certificates will increase by 0.50%.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. A per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the first day of the related Due Period less the Servicing Fee and Trustee Fee, and solely for purposes of determining the Pass-Through Rate on the A-1 Certificates, the Financial Guarantee Provider Insurance Premium (calculated on a 30/360 day count basis).

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of Offered Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of Certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap).



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Distributions. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

(a) to the Class A-1 Certificates, its Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates,

(b) to the Financial Guarantee Provider for any prior un-reimbursed draws for either interest or principal payments on the Class A-1 Certificates as well as other amounts due to the Financial Guarantee Provider,

(c)   to the Class M-1 Certificates, its Accrued Certificate Interest, and

(d) to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.


Principal Distributions. On each Distribution Date (a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

(b) to the Financial Guarantee Provider for any prior un-reimbursed draws for either interest or principal payments on the Class A-1 Certificates as well as other amounts due to the Financial Guarantee Provider, to the extent not reimbursed from the Interest Remittance Amount,

(c) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and

(d) to the Class B Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero.


On each Distribution Date (a) on and after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, the lesser of the Principal Distribution Amount and the Class A-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(b) to the Financial Guarantee Provider for any prior un-reimbursed draws for either interest or principal payments on the Class A-1 Certificates as well as other amounts due to the Financial Guarantee Provider, to the extent not reimbursed from the Interest Remittance Amount,

(c) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(d) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, and

(e) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (ii) to the Class B-1 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class B-2 Certificates, their unpaid interest shortfall amount,

      (iv) any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, and

      (v) sequentially, to the Class M-1, Class B-1 and Class B-2 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.


Once realized losses are allocated to the Class B-2, Class B-1 and Class M-1 Certificates, in such order, their Certificate Principal Balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date.

Interest Remittance Amount. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee, Trustee Fee and Financial Guarantee Provider insurance premium.

Accrued Certificate Interest. For any Distribution Date on each class of Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-Through Rate, reduced by any prepayment interest shortfalls not covered by Compensating Interest and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal received by each servicer on or prior to the related determination date or advanced by the Servicers with respect to such Distribution Date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month in which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds, and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any Mortgage Loans with respect to which the repurchase obligation arose during the month prior to the month in which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the business day prior to such Distribution Date,

      (v) the principal portion of the termination price if the Optional Clean-Up Call is exercised.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans (less Servicing Fee, Trustee Fee and Financial Guarantee Provider insurance premium) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the Overcollateralization Deficiency Amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date is the excess, if any, of
(i) the actual overcollateralization, over (ii) the Target Overcollateralization Amount for such Distribution Date.

Overcollateralization Deficiency Amount. For any Distribution Date is the excess, if any, of (i) the Target Overcollateralization Amount, over (ii) the actual overcollateralization for such Distribution Date.

Target Overcollateralization Amount: For any Distribution Date, (i) prior to the Step-down Date, 1.10% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date, or (ii) on and after the Stepdown Date, the greater of (x) 2.20% of the aggregate scheduled principal balance of the Mortgage Loans as of the first day of the month in which such Distribution Date occurs, and (y) 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date provided that upon the occurrence and during the continuance of a Trigger Event, the Target Overcollateralization Amount will equal the Target Overcollateralization Amount as of the immediately preceding Distribution Date.

Class A-1 Principal Distribution Amount. On and after the Step-Down Date, and if no Trigger Event is in effect, an amount equal to the excess of:

(x) the aggregate Certificate Principal Balance of the Class A-1 Certificates immediately prior to such Distribution Date, over

(y) the lesser of:

      (a) the product of (i) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date and (ii) approximately 81.30%, and

      (b) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over the product of
            (i) 0.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-1 Principal Distribution Amount. On and after the Step-Down Date, and with no Trigger Event in effect, is an amount equal to the excess of:

(x)  the sum of:

      (a) the aggregate Certificate Principal Balance of the Class A-1 Certificates (after taking into account the payment of the Class A-1 Principal Distribution Amount on such Distribution Date), and

      (b) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over


(y)  the lesser of:

      (a) the product of (i) approximately 87.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and

      (b) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over the product of
            (i) 0.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off date.


Class B-1 Principal Distribution Amount. On and after the Step-Down Date, and with no Trigger Event in effect, is an amount equal to the excess of:

(x)  the sum of:

      (a) the aggregate Certificate Principal Balance of the Class A-1 Certificates (after taking into account the payment of the Class A-1 Principal Distribution Amount on such Distribution Date),

      (b) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date),

      (c) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over


(y)  the lesser of:

      (a) the product of (i) approximately 93.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and

      (b) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over the product of
            (i) 0.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off date.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Principal Distribution Amount. On and after the Step-Down Date, and with no Trigger Event in effect, is an amount equal to the excess of:

(x)  the sum of:

      (a) the aggregate Certificate Principal Balance of the Class A-1 Certificates (after taking into account the payment of the Class A-1 Principal Distribution Amount on such Distribution Date),

      (b) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date),

      (c) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date),

      (d) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over


(y)  the lesser of:

      (a) the product of (i) approximately 97.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and

      (b) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over the product of
            (i) 0.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off date.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans (All Collateral) (1)


Scheduled Principal Balance:                           $120,555,754

Number of Mortgage Loans:                                     1,039

Average Scheduled Principal Balance:                       $116,031

Weighted Average Gross Coupon:                               6.239%

Weighted Average Net Coupon(2):                              5.879%

Weighted Average FICO Score(3):                                 645

Weighted Average Current Amortized LTV Ratio(4):             89.39%

Weighted Average Stated Remaining Term (months):                331

Weighted Average Seasoning (months):                             14


(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted.

(2)   Net Rate represents Gross Current Rate less Servicing and Trustee fees.

(3)   89% of the loans have FICO scores updated as of June 2003.

(4) Current Amortized LTV is defined as the current scheduled balance divided by property value.




                   Distribution by Current Principal Balance

                                    Aggregate                                                            Weighted Avg
                    Number Of       Principal     Pct Of Mort                               Average        Current
Current Principal   Mortgage         Balance      Pool By Agg    Gross        Weighted     Principal      Amortized        Pct Owner
     Balance         Loans         Outstanding     Prin Bal      Coupon       Avg FICO      Balance          LTV           Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below         60         $  2,253,189      1.87%       6.786%         646         $ 37,553         84.22%         85.07%
$50,001 - $75,000      141            9,119,457      7.56        6.495          639           64,677         88.50          95.91
$75,001 - $100,000     279           24,614,276     20.42        6.028          644           88,223         90.96          97.94
$100,001 - $125,000    284           31,465,418     26.10        5.978          644          110,794         91.59          97.87
$125,001 - $150,000     97           13,280,311     11.02        6.371          660          136,910         89.56          98.88
$150,001 - $200,000     97           16,542,284     13.72        6.386          642          170,539         89.59          95.54
$200,001 - $250,000     37            8,178,948      6.78        6.326          645          221,053         86.58          94.33
$250,001 - $300,000     14            3,988,162      3.31        6.301          646          284,869         87.25         100.00
$300,001 - $350,000     12            3,921,937      3.25        6.903          647          326,828         90.22          91.73
$350,001 & Above        18            7,191,772      5.97        6.536          639          399,543         80.27          94.77
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,039         $120,555,754    100.00%       6.239%         645         $116,031         89.39%         96.73%
===================================================================================================================================



                            Distribution by Servicer

                                    Aggregate                                                            Weighted Avg
                    Number Of       Principal     Pct Of Mort                               Average        Current
                    Mortgage         Balance      Pool By Agg    Gross        Weighted     Principal      Amortized        Pct Owner
Servicer             Loans        Outstanding     Prin Bal      Coupon       Avg FICO      Balance          LTV           Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America        930         $106,366,874     88.23%       6.085%         643         $114,373         90.68%         97.71%
Wells Fargo            109           14,188,880     11.77        7.400          657          130,173         79.69          89.43
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,039         $120,555,754    100.00%       6.239%         645         $116,031         89.39%         96.73%
===================================================================================================================================



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Current Rate

                                    Aggregate                                                            Weighted Avg
                    Number Of       Principal     Pct Of Mort                               Average        Current
                    Mortgage         Balance      Pool By Agg    Gross        Weighted     Principal      Amortized        Pct Owner
Current Rate         Loans         Outstanding     Prin Bal      Coupon       Avg FICO      Balance          LTV           Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.99% & Below          429         $ 47,127,974     39.09%       5.448%         650         $109,855         91.53%         98.37%
6.00- 6.49%            256           30,470,165     25.27        6.162          648          119,024         90.02          98.02
6.50- 7.99%            176           21,885,881     18.15        6.730          641          124,352         86.57          96.45
7.00- 7.49%             87           11,291,336      9.37        7.155          632          129,785         86.19          93.38
7.50- 7.99%             35            4,458,031      3.70        7.617          639          127,372         84.08          89.48
8.00- 8.49%             21            2,109,512      1.75        8.222          648          100,453         88.30         100.00
8.50- 8.99%             25            2,419,136      2.01        8.599          640           96,765         89.44          77.72
9.00%& Above            10              793,720      0.66        9.430          611           79,372         93.75          95.32
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,039         $120,555,754    100.00%       6.239%         645         $116,031         89.39%         96.73%
===================================================================================================================================



                              Distribution by FICO

                                    Aggregate                                                            Weighted Avg
                    Number Of       Principal     Pct Of Mort                               Average        Current
                    Mortgage         Balance      Pool By Agg    Gross        Weighted     Principal      Amortized        Pct Owner
FICO                  Loans        Outstanding     Prin Bal      Coupon       Avg FICO      Balance          LTV           Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above             17         $  1,797,882      1.49%       6.752%         766         $105,758         73.22%         87.68%
720-739                 14            1,809,753      1.50        6.491          730          129,268         86.27          84.02
700-719                 11            1,469,207      1.22        7.027          706          133,564         80.53          94.53
680-699                212           26,054,138     21.61        6.103          689          122,897         89.51          96.38
660-679                199           22,627,467     18.77        6.156          670          113,706         90.15          93.65
640-659                176           20,102,967     16.68        6.186          650          114,221         89.80          97.57
620-639                139           15,555,654     12.90        6.160          630          111,911         89.06          97.13
600-619                 93           10,009,171      8.30        6.257          609          107,625         90.63          99.68
580-599                 71            7,518,535      6.24        6.173          589          105,895         91.51         100.00
560-579                 49            6,571,728      5.45        6.579          569          134,117         88.74         100.00
540-559                 30            4,069,705      3.38        6.546          555          135,657         90.73         100.00
539 & Below             28            2,969,546      2.46        6.926          509          106,055         87.56         100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,039         $120,555,754    100.00%       6.239%         645         $116,031         89.39%         96.73%
===================================================================================================================================



                     Distribution by Current Amortized LTV

                                    Aggregate                                                            Weighted Avg
                    Number Of       Principal     Pct Of Mort                               Average        Current
Current             Mortgage         Balance      Pool By Agg    Gross        Weighted     Principal      Amortized        Pct Owner
Amortized LTV         Loans        Outstanding     Prin Bal      Coupon       Avg FICO      Balance          LTV           Occupied
-----------------------------------------------------------------------------------------------------------------------------------
70.00% & Below          34         $  4,133,630      3.43%       6.948%         650         $121,577         57.84%         80.82%
70.01 - 80.00%          37            5,977,165      4.96        6.786          657          161,545         75.86          93.37
80.01 - 85.00%         129           14,302,751     11.86        6.369          643          110,874         82.84          96.83
85.01 - 90.00%         261           31,822,251     26.40        6.288          648          121,924         87.96          93.04
90.01 - 95.00%         280           31,501,663     26.13        6.194          647          112,506         93.31          99.75
95.01 - 100.00%        296           32,601,243     27.04        5.983          638          110,139         96.25         100.00
100.01 -105.00%          2              217,051      0.18        7.145          598          108,525        103.91         100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,039         $120,555,754    100.00%       6.239%         645         $116,031         89.39%         96.73%
===================================================================================================================================



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   Distribution by Primary Mortgage Insurance

                                    Aggregate                                                            Weighted Avg
                    Number Of       Principal     Pct Of Mort                               Average        Current
Primary Mortgage    Mortgage         Balance      Pool By Agg    Gross        Weighted     Principal      Amortized        Pct Owner
Insurance             Loans        Outstanding     Prin Bal      Coupon       Avg FICO      Balance          LTV           Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Over 80 No MI          543         $ 56,259,123     46.67%       5.882%         643         $103,608         92.19%         98.94%
GE                     138           17,089,320     14.18        6.233          648          123,836         90.34          98.46
UNITED                 103           13,542,289     11.23        6.553          646          131,479         90.28          93.40
RMIC                    90           11,347,280      9.41        6.446          652          126,081         89.92          95.40
UNDER 80                68           10,052,145      8.34        6.846          654          147,826         68.51          88.17
MGIC                    45            5,898,529      4.89        7.131          618          131,078         92.28          96.03
PMI                     45            5,738,383      4.76        6.363          650          127,520         89.25          99.01
TRIAD                    3              246,528      0.20        7.846          678           82,176         92.73          72.80
COMMONWEALTH             2              200,493      0.17        10.250         645          100,247         95.06         100.00
RADIAN                   2              181,664      0.15        8.057          664           90,832         85.29          35.09
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,039         $120,555,754    100.00%       6.239%         645         $116,031         89.39%         96.73%
===================================================================================================================================



                          Distribution by Loan Purpose

                                    Aggregate                                                            Weighted Avg
                    Number Of       Principal     Pct Of Mort                               Average        Current
                    Mortgage         Balance      Pool By Agg    Gross        Weighted     Principal      Amortized        Pct Owner
Loan Purpose          Loans        Outstanding     Prin Bal      Coupon       Avg FICO      Balance          LTV           Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Purchase or
  Construction
  to Perm              821        $ 92,618,448     76.83%       6.200%         643         $112,812         91.47%         97.11%
Rate/Term Refinance    153           18,986,963     15.75        6.112          648          124,098         85.76          97.74
Cash-Out Refinance      65            8,950,342      7.42        6.918          662          137,698         75.52          90.70
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,039         $120,555,754    100.00%       6.239%         645         $116,031         89.39%         96.73%
===================================================================================================================================



                        Distribution by Occupancy Status

                                    Aggregate                                                            Weighted Avg
                    Number Of       Principal     Pct Of Mort                               Average        Current
Occupancy           Mortgage         Balance      Pool By Agg    Gross        Weighted     Principal      Amortized        Pct Owner
Status                Loans        Outstanding     Prin Bal      Coupon       Avg FICO      Balance          LTV           Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied        1001         $116,616,666     96.73%       6.214%         644         $116,500         89.69%        100.00%
Second Home             23            2,828,736      2.35        7.132          676          122,989         78.05           0.00
Non-Owner               15            1,110,353      0.92        6.586          680           74,024         86.37           0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,039         $120,555,754    100.00%       6.239%         645         $116,031         89.39%         96.73%
===================================================================================================================================



                         Distribution by Property Type

                                    Aggregate                                                            Weighted Avg
                    Number Of       Principal     Pct Of Mort                               Average        Current
                    Mortgage         Balance      Pool By Agg    Gross        Weighted     Principal      Amortized        Pct Owner
Property Type         Loans        Outstanding     Prin Bal      Coupon       Avg FICO      Balance          LTV           Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family
  Residence            638         $ 73,214,092     60.73%       6.345%         646         $114,756         88.40%         96.30%
PUD                    242           30,312,115     25.14        5.888          645          125,257         92.18          98.47
Condominium            129           12,357,684     10.25        6.325          647           95,796         89.24          97.08
Two-Four Family         24            3,646,294      3.02        6.645          629          151,929         87.31          88.81
Townhouse                4              563,147      0.47        6.803          621          140,787         85.57         100.00
Cooperative              2              462,422      0.38        6.351          677          231,211         87.77         100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,039         $120,555,754    100.00%       6.239%         645         $116,031         89.39%         96.73%
===================================================================================================================================



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by State

                                    Aggregate                                                            Weighted Avg
                    Number Of       Principal     Pct Of Mort                               Average        Current
                    Mortgage         Balance      Pool By Agg    Gross        Weighted     Principal      Amortized        Pct Owner
State                 Loans        Outstanding     Prin Bal      Coupon       Avg FICO      Balance          LTV           Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Texas                  232         $ 22,348,390     18.54%       5.551%         640         $ 96,329         92.61%        100.00%
Florida                200           20,532,875     17.03        6.368          642          102,664         87.56          96.57
New Mexico              77            7,847,012      6.51        6.108          635          101,909         94.73         100.00
Maryland                59            7,569,024      6.28        6.270          636          128,289         90.38          98.74
California(Southern)    43            7,149,212      5.93        6.537          645          166,261         89.25         100.00
California(Northern)    32            6,034,774      5.01        6.242          659          188,587         88.34          95.79
North Carolina          50            5,867,047      4.87        6.143          641          117,341         90.77          92.50
Arizona                 46            5,301,066      4.40        6.518          647          115,241         92.11          95.58
Georgia                 41            5,211,736      4.32        6.469          643          127,116         90.23          97.78
District of
  Columbia              33            4,433,088      3.68        6.168          638          134,336         89.11         100.00
South Carolina          27            3,667,541      3.04        6.286          663          135,835         85.49          88.87
Others                 199           24,593,988     20.40        6.622          654          123,588         85.81          93.14
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,039         $120,555,754    100.00%       6.239%         645         $116,031         89.39%         96.73%
===================================================================================================================================



                            Distribution by Zip Code

                                    Aggregate                                                            Weighted Avg
                    Number Of       Principal     Pct Of Mort                               Average        Current
                    Mortgage         Balance      Pool By Agg    Gross        Weighted     Principal      Amortized        Pct Owner
Zip Code              Loans        Outstanding     Prin Bal      Coupon       Avg FICO      Balance          LTV           Occupied
-----------------------------------------------------------------------------------------------------------------------------------
87121                   43         $  4,259,772      3.53%       6.072%         637         $ 99,064         95.21%        100.00%
77449                   18            1,823,879      1.51        5.313          635          101,327         95.14         100.00
77085                   13            1,195,337      0.99        5.342          635           91,949         92.07         100.00
77084                   11            1,129,058      0.94        5.047          663          102,642         95.18         100.00
87114                   10            1,080,488      0.90        6.214          604          108,049         95.92         100.00
77082                    9              959,513      0.80        5.325          655          106,613         93.82         100.00
20002                    7              949,882      0.79        6.317          659          135,697         91.38         100.00
20019                    7              796,904      0.66        6.193          653          113,843         86.44         100.00
77053                    8              795,476      0.66        5.221          631           99,435         93.80         100.00
77083                    8              790,191      0.66        5.309          637           98,774         95.65         100.00
Others                 905          106,775,255     88.57        6.307          646          117,984         88.78          96.31
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,039         $120,555,754    100.00%       6.239%         645         $116,031         89.39%         96.73%
===================================================================================================================================



                  Distribution by Remaining Months to Maturity

                                    Aggregate                                                            Weighted Avg
Remaining           Number Of       Principal     Pct Of Mort                               Average        Current
Months To           Mortgage         Balance      Pool By Agg    Gross        Weighted     Principal      Amortized        Pct Owner
Maturity             Loans         Outstanding     Prin Bal      Coupon       Avg FICO      Balance          LTV           Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0 - 180                 77         $  8,197,341      6.80%       6.169%         668         $106,459         78.51%         85.96%
181 - 240               14            1,557,603      1.29        6.727          665          111,257         85.06         100.00
241 - 300               40            4,552,104      3.78        7.078          657          113,803         81.16          93.87
301 - 360              908          106,248,707     88.13        6.202          642          117,014         90.64          97.64
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,039         $120,555,754    100.00%       6.239%         645         $116,031         89.39%         96.73%
===================================================================================================================================



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Age



Distribution by Age

                                    Aggregate                                                            Weighted Avg
                    Number Of       Principal     Pct Of Mort                               Average        Current
                    Mortgage         Balance      Pool By Agg    Gross        Weighted     Principal      Amortized        Pct Owner
Age                   Loans        Outstanding     Prin Bal      Coupon       Avg FICO      Balance          LTV           Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0 - 6 Months           234         $ 28,437,168     23.59%       5.572%         653         $121,526         91.78%         97.22%
7 - 12 Months          438           48,252,765     40.03        5.933          644          110,166         91.65          97.68
13 - 18 Months         177           20,408,032     16.93        6.889          642          115,300         87.71          97.35
19 - 24 Months         115           14,538,979     12.06        6.904          644          126,426         85.53          94.87
25 - 30 Months          23            3,252,247      2.70        7.585          655          141,402         83.99          88.89
31 - 36 Months           6            1,238,214      1.03        7.732          604          206,369         73.73         100.00
37 - 42 Months           4              397,352      0.33        8.327          574           99,338         83.83         100.00
43+ Months              42            4,030,996      3.34        7.177          633           95,976         77.56          90.55
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,039         $120,555,754    100.00%       6.239%         645         $116,031         89.39%         96.73%
===================================================================================================================================



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.